EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

I, Robert M. Sandler, Senior Vice President, Controller and Principal Financial Officer of The Cato Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1.	the Annual Report on Form 10-K of the Company for the annual period ended January 28, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 11, 2006

/s/  Robert M. Sandler
Robert M. Sandler
Senior Vice President
Controller
Principal Financial Officer

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